         -------------------------------------------------------------
                                      THE
                                 MALAYSIA FUND,
                                      INC.
         -------------------------------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 2000
                            MORGAN STANLEY DEAN WITTER
                            INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                             THE MALAYSIA FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs                        Fergus Reid
CHAIRMAN OF THE BOARD                  DIRECTOR
OF DIRECTORS
                                       Frederick O. Robertshaw
Harold J. Schaaff, Jr.                 DIRECTOR
PRESIDENT AND DIRECTOR
                                       Stefanie V. Chang
John D. Barrett II                     VICE PRESIDENT
DIRECTOR
                                       Arthur J. Lev
Gerard E. Jones                        VICE PRESIDENT
DIRECTOR
                                       Joseph P. Stadler
Graham E. Jones                        VICE PRESIDENT
DIRECTOR
                                       Mary E. Mullin
John A. Levin                          SECRETARY
DIRECTOR
                                       Belinda A. Brady
Andrew McNally IV                      TREASURER
DIRECTOR
                                       Robin L. Conkey
William G. Morton, Jr.                 ASSISTANT TREASURER
DIRECTOR

Samuel T. Reeves
DIRECTOR
===============================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER
Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lampur, Malaysia
-------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
-------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
===============================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
----------

For the year ended December 31, 2000, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -14.04% compared to -16.33% for the Kuala Lumpur Stock Exchange Composite Index expressed in U.S. dollars (the "Index"). For the period from the Fund's commencement of operations on May 4, 1987 through December 31, 2000, the Fund's total return, based on net asset value per share, was -17.39% compared to 13.32% for the Index. On December 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $3 3/4, representing a 20.7% discount to the Fund's net asset value per share.

The year started on a positive note and the Index rose 12.2% in the first five months, supported by strong economic fundamentals as well as the inclusion of the Malaysian market into the Morgan Stanley Capital International series of indices. The second half of 2000 saw a reversal in sentiment as the economy lost its growth momentum. The period also saw a deterioration in corporate governance and heightened political tensions.

The Malaysian economy expanded by 7.7% during the third quarter of 2000, slower than the second quarter's growth of 8.5% and 10.1% in the first half of 2000. The decline was mainly due to a 9.5% fall in government expenditure. Private consumption also started to slow down. The weak consumer confidence can also be explained by the loss in wealth from the stock market given the ratio of stock market to GDP of 1.8 times (at the end of 1999) and high retail investor participation. On a sectoral basis, the manufacturing sector remained robust, growing by 20.3%, similar to the second quarter's growth of 20.9%. Trade surplus for the first ten months of 2000 was a healthy 5.6 billion Malaysian ringgits but 15.7% lower than the same period last year.

Inflation started to creep up towards the end of 2000. Despite healthy trade and current account surpluses, the foreign exchange reserves of Malaysia continued to trend downwards through 2000. Low and predictable local returns induced the outflow of capital, as did weak corporate governance. To counter the outflow of funds, domestic interest rates were raised by 25 basis points in the third quarter. Going forward though, the fall in the U.S. interest rates is likely to close the interest rate differential and ease the capital outflow.

Until recently, the Malaysian ringgit was relatively undervalued on purchasing power parity calculation. However, the weakness in regional currencies to the U.S. dollar over the recent weeks made the ringgit stand out as the most expensive in the region. Therefore, we do not rule out the possibility of a downward repegging of the ringgit in order to boost Malaysia's export competitiveness.

Corporate earnings were disappointing despite the good results from the electronics sector in the first six months of 2000. In any case, the results were overshadowed by issues of corporate governance which spooked both foreign and local investors. Not surprisingly, the construction sector was the worst performing sector during 2000 as it saw the highest incidence of abuse of shareholders' rights. A delay in the government's construction projects further worsened the earnings outlook for the sector.

The banks had a good first half year with mortgage financing driving loan growth and the first half of 2000 earnings. However, a squeeze in interest margins and decline in consumer confidence led to a disappointing third quarter performance. In addition, investors were frustrated by the central banks' policy wavering with regards to the merger exercise among the commercial banks. This caused the sector to underperform the market in 2000.

With concerns over corporate governance on the rise, defensive stocks with proven management and strong cash flow were well sought after by investors. Stocks like British American Tobacco and Sime Darby were preferred and they outperformed the market by 37.0% and 15.0%, respectively. Their earnings also held up well despite the slowdown in private consumption.

Anticipating a slowdown in the economy for the next twelve months, the government introduced various pump-priming measures in the budget for fiscal year 2001. However, the expansionary fiscal measures (fiscal year 2001 deficit projected at 5% of GNP) are unlikely to have an immediate impact on the economy. Notwithstanding the slowdown in corporate earnings momentum since October 2000, we believe that earnings risk still lies on the downside. Banks could suffer from net interest margins contraction, higher provisions and operating expenses. Uncertainty over gas subsidy, a possible slowdown in electricity demand and a weaker ringgit may also lead to further downgrades for the power sector, especially Tenaga Nasional. We continue to like companies with proven management and good disclosures, operating in non-regulated industries with good growth prospects.

Sincerely,

/s/ Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

January 2001

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

The Malaysia Fund, Inc.
Investment Summary as of December 31, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION
                                                                     TOTAL RETURN (%)
                                            ------------------------------------------------------------------
                                               MARKET VALUE (1)    NET ASSET VALUE (2)          INDEX (3)
                                            --------------------   --------------------   --------------------
                                                         AVERAGE                AVERAGE                AVERAGE
                                            CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                                            ----------   -------   ----------   -------   ----------   -------
                   ONE YEAR                   -45.77%    -45.77%     -14.04%    -14.04%     -16.33%    -16.33%
                   FIVE YEAR                  -72.71     -22.87      -68.50     -20.63      -54.35     -14.52
                   TEN YEAR                   -39.68      -4.93      -30.43      -3.56       -4.46      -0.46
                   SINCE INCEPTION*           -34.51      -3.05      -17.39      -1.39       13.32       0.92

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                           YEAR ENDED DECEMBER 31,

                                1991      1992      1993       1994      1995      1996      1997      1998      1999      2000
                                ----      ----      ----       ----      ----      ----      ----      ----      ----      ----
The Malaysia Fund, Inc.(2)...   9.80%    20.15%    98.28%     -18.87%    4.33%    19.93%    -72.89    -39.70%    86.09%   -14.04%
U.S. dollar adjusted Kuala
Lumper Stock Exchange
Composite Index(3)...........   9.13%    20.19%    92.60%     -19.66%    3.05%    25.12%    -68.71    -29.61%    98.04%   -16.33%

                                                           YEAR ENDED DECEMBER 31,

                                1991      1992      1993       1994      1995      1996      1997      1998      1999      2000
                                ----      ----      ----       ----      ----      ----      ----      ----      ----      ----
Net Asset Value Per Share....  $13.55    $16.28    $27.32     $18.57    $18.58    $19.29     $5.04     $3.02     $5.62     $4.73
Market Value Per Share.......  $11.75    $16.25    $28.00     $17.38    $17.00    $17.50     $6.56     $4.00     $7.06     $3.75
Premium/(Discount)...........   -13.3%     -0.2%      2.5%      -6.4%     -8.5%     -9.3%     30.2%     32.5%     25.6%    -20.7%
Income Dividends.............   $0.07       --      $0.16      $0.02       --        --        --      $0.03        --     $0.11
Capital Gains Distributions..     --        --      $1.13      $3.59     $0.84     $2.82     $0.51       --         --        --
Fund Total Return (2)........    9.80%    20.15%    98.28%+   -18.87%     4.33%    19.93%   -72.89%   -39.70%    86.09%   -14.04%
Index Total Return (3).......    9.13%    20.19%    92.60%    -19.66%     3.05%    25.12%   -68.71%   -29.61%    98.04%   -16.33%

(1)Assumes dividends and distributions, if any, were reinvested.
(2)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3)The Kuala Lumpur Stock Exchange (KLSE) Composite Index expressed in U.S. dollars (the "Index") is a broad based capitalization weighted index of 100 stocks listed on the exchange. The Fund's return based on net asset value per share and the Index's return for 1998 were adjusted in reaction to the imposition of capital controls by the Malaysian government during September 1998. During February 1999, the adjustment was removed to reflect the relaxation of these capital controls.
*  The Fund commenced operations on May 4, 1987.
+ This return does not include the effect of the rights issued in connection with the Fund's 1993 rights offering.

The Malaysia Fund, Inc.
Portfolio Summary as of December 31, 2000
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Equity Securities             (96.8%)
Short-Term Investments         (3.2%)

--------------------------------------------------------------------------------
INDUSTRIES

[PIE CHART]

Banks                                    (18.4%)
Diversified Financials                    (4.4%)
Diversified Telecommunication Services    (9.3%)
Electric Utilities                       (11.8%)
Food Products                             (7.3%)
Hotels Restaurants & Leisure              (4.8%)
IT Consulting and Services                (3.0%)
Media                                     (4.4%)
Tobacco                                   (6.6%)
Wireless Telecommunication Services       (3.3%)
Other                                    (26.7%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                               PERCENT OF
                                               NET ASSETS
                                               ----------
1. Malayan Banking Bhd                            10.9%
2. Telekom Malaysia Bhd                           9.3
3. Tenaga Nasional Bhd                            6.8
4. British American Tobacco (Malaysia) Bhd        6.6
5. Nestle (Malaysia) Bhd                          4.4
6. Public Finance Bhd (Foreign)                   4.4%
7. Public Bank Bhd                                3.8
8. YTL Power International Bhd                    3.6
9. Commerce Asset Holding Bhd                     3.6
10.Digi.com Bhd                                   3.3
                                                 ----
                                                 56.7%
                                                 ====

*  EXCLUDES SHORT-TERM INVESTMENTS.

FINANCIAL STATEMENTS
----------
STATEMENT OF NET ASSETS
----------
DECEMBER 31, 2000

                                                              VALUE
                                           SHARES             (000)
-----------------------------------------------------------------------
MALAYSIAN COMMON STOCKS(97.2%)
(UNLESS OTHERWISE NOTED)
-----------------------------------------------------------------------
AUTO COMPONENTS(1.0%)
   AIC Corp., Bhd                         143,000        U.S.$    169
   APM Automotive Holdings Bhd            554,550                 275
                                                         --------------
                                                                  444
                                                         --------------
-----------------------------------------------------------------------
AUTOMOBILES(2.7%)
   Oriental Holdings Bhd                  176,000                 172
   Tan Chong Motor Holdings Bhd         3,957,000               1,094
                                                         --------------
                                                                1,266
                                                         --------------
-----------------------------------------------------------------------
BANKS(18.4%)
   Commerce Asset Holding Bhd             771,000               1,653
   Malayan Banking Bhd                  1,417,000               5,034
   Public Bank Bhd                      2,281,000               1,765
                                                         --------------
                                                                8,452
                                                         --------------
-----------------------------------------------------------------------
BEVERAGES(2.9%)
   Carlsberg Brewery (Malaysia) Bhd       415,000               1,201
   Guinness Anchor Bhd                    181,000                 155
                                                         --------------
                                                                1,356
                                                         --------------
-----------------------------------------------------------------------
CONSTRUCTION & ENGINEERING(1.2%)
   United Engineers (Malaysia) Bhd        714,000                 545
                                                         --------------
-----------------------------------------------------------------------
CONSTRUCTION MATERIALS(1.3%)
   Malayan Cement Bhd                   2,100,000                 580
                                                         --------------
-----------------------------------------------------------------------
DIVERSIFIED FINANCIALS(4.4%)
   Public Finance Bhd (Foreign)         2,222,000               2,011
                                                         --------------
-----------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES(9.3%)
   Telekom Malaysia Bhd                 1,444,000               4,294
                                                         --------------
-----------------------------------------------------------------------
ELECTRIC UTILITIES(11.8%)
   Malakoff Bhd                           262,000                 655
   Tenaga Nasional Bhd                  1,024,000               3,126
   (a)YTL Power International Bhd       2,263,200               1,673
                                                         --------------
                                                                5,454
                                                         --------------
-----------------------------------------------------------------------
FOOD PRODUCTS(7.3%)
   IOI Corporation Bhd                  1,975,000               1,325
   Nestle (Malaysia) Bhd                  370,000               2,045
                                                         --------------
                                                                3,370
                                                         --------------
-----------------------------------------------------------------------
GAS UTILITIES(2.9%)
   Petronas Gas Bhd                       783,000               1,329
                                                         --------------
-----------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE(4.8%)
   Genting Bhd                            557,200               1,378
-----------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE (CONTINUED)
   Tanjong plc                            435,000        U.S.$    819
                                                         --------------
                                                                2,197
                                                         --------------
-----------------------------------------------------------------------
HOUSEHOLD DURABLES(1.8%)
   (a)Courts Mammoth Bhd                1,169,000                 831
                                                         --------------
-----------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES(0.5%)
   (a)Malaysian Resources
   Corp. Bhd                              693,000                 243
                                                         --------------
-----------------------------------------------------------------------
INSURANCE(2.3%)
   MAA Holdings Bhd                       871,998               1,056
                                                         --------------
-----------------------------------------------------------------------
IT CONSULTING & SERVICES(3.0%)
   Computer Systems Advisers Bhd          657,000               1,392
                                                         --------------
-----------------------------------------------------------------------
MARINE(3.0%)
   Malaysian International
   Shipping Bhd                           736,000               1,375
                                                         --------------
-----------------------------------------------------------------------
MEDIA(4.4%)
   Nanyang Press Holdings Bhd             496,000                 653
   Star Publications (Malaysia) Bhd       483,000               1,360
                                                         --------------
                                                                2,013
                                                         --------------
-----------------------------------------------------------------------
REAL ESTATE(1.7%)
   Selangor Properties Bhd              1,782,000                 792
                                                         --------------
-----------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS(2.6%)
   Malaysian Pacific Industries Bhd       295,000               1,211
                                                         --------------
-----------------------------------------------------------------------
TOBACCO(6.6%)
   British American Tobacco
   (Malaysia) Bhd                         329,000               3,030
                                                         --------------
-----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES(3.3%)
   (a)Digi.com Bhd                      1,176,000               1,504
                                                         --------------
-----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$41,699)                                          44,745
                                                         --------------
-----------------------------------------------------------------------
                                            FACE
                                          AMOUNT
                                           (000)
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS(0.7%)
-----------------------------------------------------------------------
REPURCHASE AGREEMENT(0.7%)
   (b)Chase Securities, Inc., 5.60%
   dated 12/29/00, due 01/02/01
   (Cost U.S.$299)                    U.S.$  299                  299
                                                         --------------
-----------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

                                              FACE
                                             AMOUNT           VALUE
                                              (000)           (000)
-----------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN(2.6%)
   Malaysian Ringgit
   (Cost U.S.$1,194)                   MYR    4,537      U.S.$  1,194
                                                         --------------
-----------------------------------------------------------------------
TOTAL INVESTMENTS(100.5%)
   (Cost U.S.$43,192)                                          46,238
                                                         --------------
-----------------------------------------------------------------------
                                             AMOUNT           AMOUNT
                                              (000)            (000)
-----------------------------------------------------------------------
OTHER ASSETS (0.0%)
   Dividends Receivable                   U.S.$  14
   Receivable for Investments Sold                5
   Other Assets                                  12                31
                                        --------------   --------------
-----------------------------------------------------------------------
LIABILITIES (-0.5%)
   Payable For:
     Directors' Fees and Expenses             (40)
     U.S. Investment Advisory Fees            (37)
     Professional Fees                        (36)
     Malaysian Investment Advisory Fees       (31)
     Shareholder Reporting Expenses           (29)
     Custodian Fees                           (18)
     Administrative Fees                      (12)
   Other Liabilities                          (46)               (249)
                                        --------------   --------------
-----------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 9,738,015, issued and
     outstanding U.S.$ 0.01 par value shares
     (20,000,000 shares authorized)                      U.S.$ 46,020
                                                         -------------
-----------------------------------------------------------------------
     NET ASSET VALUE PER SHARE                           U.S.$   4.73
                                                         -------------
-----------------------------------------------------------------------
                                                               AMOUNT
                                                                 (000)
-----------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
   Common Stock                                           U.S.$    97
   Paid-in Capital                                            120,789
   Distributions in Excess of Net
     Investment Income                                           (157)
   Accumulated Net Realized Loss                              (77,755)
   Unrealized Appreciation on
     Investments and Foreign
     Currency Translations                                      3,046
-----------------------------------------------------------------------
TOTAL NET ASSETS                                         U.S.$ 46,020
                                                         -------------
-----------------------------------------------------------------------

(a) - Non-income producing.
(b) - The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

December 31, 2000 exchange rate -- Malaysian Ringgit (MYR)
    3.800 = U.S. $1.00.
-----------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                                                       YEAR ENDED
                                                                                   DECEMBER 31, 2000
STATEMENT OF OPERATIONS                                                                   (000)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ......................................................................  U.S.$   1,530
   Interest .......................................................................             42
   Less: Foreign Taxes Withheld ...................................................           (285)
-------------------------------------------------------------------------------------------------------
      Total Income.................................................................          1,287
-------------------------------------------------------------------------------------------------------
EXPENSES
   U.S. Investment Advisory Fees...................................................            506
   Malaysian Investment Advisory Fees..............................................            136
   Administrative Fees.............................................................            128
   Professional Fees...............................................................             84
   Custodian Fees..................................................................             50
   Shareholder Reporting Expenses..................................................             31
   Transfer Agent Fees.............................................................             22
   Directors' Fees and Expenses....................................................             13
   Other Expenses..................................................................             61
-------------------------------------------------------------------------------------------------------
      Total Expenses...............................................................          1,031
-------------------------------------------------------------------------------------------------------
         Net Investment Income.....................................................            256
-------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold......................................................          1,534
   Foreign Currency Transactions...................................................            (15)
-------------------------------------------------------------------------------------------------------
      Net Realized Gain............................................................          1,519
-------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Depreciation on Investments and Foreign Currency Translations...................         (9,430)
-------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation.........         (7,911)
-------------------------------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  U.S.$  (7,655)
=======================================================================================================


                                                                            YEAR ENDED          YEAR ENDED
                                                                        DECEMBER 31, 2000   DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                            (000)               (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income............................................... U.S.$      256       U.S.$      118
   Net Realized Gain (Loss)............................................          1,519               (2,636)
   Change in Unrealized Appreciation/Depreciation on Investments and
     Foreign Currency Translations.....................................          (9,430)             27,858
-------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations.....          (7,655)             25,340
-------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income...............................................            (908)                 --
   In Excess of Net Investment Income..................................            (157)                 --
-------------------------------------------------------------------------------------------------------------
   Total Distributions.................................................          (1,065)                 --
-------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)...........................................          (8,720)             25,340
Net Assets:
   Beginning of Period.................................................          54,740              29,400
-------------------------------------------------------------------------------------------------------------
   End of Period (including (distributions in excess of)/undistributed
     net investment income of U.S.$(157) and U.S.$397, respectively)... U.S.$    46,020     U.S.$    54,740
=============================================================================================================

   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
AND RATIOS:                                                     YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------
                                            2000          1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    U.S.$  5.62   U.S.$  3.02    U.S.$  5.04    U.S.$ 19.29    U.S.$ 18.58
--------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)..........         0.03          0.01           0.01           0.02          (0.04)
Net Realized and Unrealized Gain
  (Loss) on Investments...............        (0.81)         2.59          (2.00)        (13.76)           357
--------------------------------------------------------------------------------------------------------------
    Total from Investment Operations..        (0.78)         2.60          (1.99)        (13.74)          3.53
--------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income...............        (0.09)           --          (0.03)            --             --
  In Excess of Net Investment Income..        (0.02)           --          (0.00)#           --             --
  Net Realized Gains..................           --            --             --             --          (2.82)
  In Excess of Net Realized Gains.....           --            --             --          (0.51)            --
---------------------------------------------------------------------------------------------------------------
    Total Distributions...............        (0.11)           --          (0.03)         (0.51)         (2.82)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........  U.S.$  4.73   U.S.$  5.62    U.S.$  3.02    U.S.$  5.04    U.S.$ 19.29
===============================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD.  U.S.$  3.75   U.S.$  7.06    U.S.$  4.00    U.S.$  6.56    U.S.$ 17.50
===============================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value........................       (45.77)%       76.56%        (38.66)%       (61.09)%        18.92%
  Net Asset Value (1).................       (14.04)%       86.09%+       (39.70)%+      (72.89)%        19.93%
===============================================================================================================
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS).  U.S.$46,020   U.S.$54,740    U.S.$29,400    U.S.$49,048    U.S.$187,762

---------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets..............................         1.78%         2.24%          2.32%          1.35%          1.29%
Ratio of Net Investment Income
  (Loss) to Average Net Assets........         0.44%         0.27%          0.31%          0.14%         (0.18)%
Portfolio Turnover Rate...............           21%           37%           124%           107%           50%
---------------------------------------------------------------------------------------------------------------

  # Amount is less than U.S.$0.01.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
  + During the period from September 1998 to February 1999, the Fund adjusted its net asset value in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the Fund's net asset value was again modified to reflect the relaxation of these capital controls. The result of such adjustment was a decrease to the total return in 1998 and an increase to the total return in 1999.


   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
----------
     The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     All of the Fund's dividends from Malaysian equity securities are subject to Malaysian tax. This tax is shown as foreign taxes withheld on the Statement of Operations. Effective September 21, 1999, Malaysia enacted a 10% tax on repatriated profits for new capital invested in the country. In addition, all securities purchased after September 21, 1999 are subject to a 10% levy on gains realized on sales of such securities. The Fund accrues this tax, which is included in net realized gains on investment securities sold, and unrealized appreciation on investments in the Statement of Net Assets.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currency are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the

     Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to U.S. dollars.

6.   FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The
     Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the un-derlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2000, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

C. Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Dean Witter Investment Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.20% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million. In addition, the Fund is charged certain out of pocket expenses by the Administrator.

E. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. For the year ended December 31, 2000, the Fund made purchases and sales totaling $11,862,000 and $12,983,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2000, the U.S. Federal income tax cost basis of securities was $43,330,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $1,714,000, of which $8,228,000 related to appreciated securities and $6,514,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $76,539,000 available to offset future capital gains of which $8,137,000 will expire on December 31, 2005, $65,683,000 will expire on December 31, 2006 and $2,719,000 will expire on December 31, 2007. During the year ended December 31, 2000, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $656,000. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

G. A significant portion of the Fund's net assets consist of Malaysian equity securities and foreign currency. Future economic and political developments in Malaysia could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2000, the deferred fees payable, under the Plan, totaled $40,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 2000, the Fund expects to pass through to shareholders foreign tax credits totaling approximately $285,000. In addition, for the year ended December 31, 2000, gross income derived from sources within a foreign country totaled $1,530,000.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
----------
To the Shareholders and Board of Directors of The Malaysia Fund, Inc.


We have audited the accompanying statement of net assets of The Malaysia Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Malaysia Fund, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                          /s/ Ernst & Young LLP


Boston, Massachusetts
February 2, 2001

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect, by instructing Boston Equiserve (the "Plan Agent") in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in Fund shares. Shareholders who do not participate in the Plan will receive distributions in cash.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, non-participants in the Plan will receive cash and the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                       The Malaysia Fund, Inc.
                       Boston Equiserve
                       Dividend Reinvestment and Cash Purchase Plan
                       P.O. Box 1681
                       Boston, MA 02105
                       1-800-730-6001